UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

6D GLOBAL TECHNOLOGIES, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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6D GLOBAL TECHNOLOGIES, INC.
17 State Street, Suite 2550
New York, New York 10004
[April 30, 2015]

Dear Stockholders:

We are pleased to invite you to attend our 2015 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 3, 2015 at 9:00 a.m., local time, at the offices of K&L Gates LLP, 599 Lexington Avenue, New York, New York 10022.

Details of the business to be conducted at the Annual Meeting are provided in the enclosed Notice of Annual Meeting of Stockholders and the Proxy Statement (also available at www.proxyvote.com) which you are urged to read carefully.

Your vote is important. Whether or not you plan to attend the Annual Meeting, I urge you to vote your shares. For your convenience, we are providing three ways in which you may vote your shares: (1) by Internet, at www.proxyvote.com and using the control number located on your proxy card; (2) by touch-tone telephone, by dialing the toll-free telephone number located on your notice and following the instructions; or (3) by mail, by returning your executed proxy in the enclosed postage paid envelope.

Thank you for your ongoing support of, and continued interest in 6D Global Technologies, Inc. We look forward to seeing you at our Annual Meeting.

Sincerely,

/s/ Tejune Kang
Tejune Kang Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 3, 2015: In accordance with rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), we are now providing access to our proxy materials, including the proxy statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and a form of proxy relating to the Annual Meeting, over the Internet. All stockholders of record and beneficial owners will have the ability to access the proxy materials at www.proxyvote.com. These proxy materials are available free of charge.

6D GLOBAL TECHNOLOGIES, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date	9:00 a.m., local time, on Wednesday, June 3, 2015.
Place	Offices of K&L Gates, LLP, 599 Lexington Avenue, New York, New York 10022.
Items of Business
(1) To elect five members of the board of directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified.
(2) To ratify the appointment of BDO USA, LLP as 6D Global’s independent registered public accounting firm for the fiscal year ending December 31, 2015;
(3) To approve an amendment to 6D Global’s Certificate of Incorporation to permit the board of directors to amend the Company’s Bylaws;
(4) To approve an amendment to 6D Global’s Certificate of Incorporation to permit the board of directors to set the size of the board of directors within a range of 3 to 12 directors;
(5) To approve an amendment to 6D Global’s Certificate of Incorporation to eliminate stockholder action by written consent;
(6) To approve an amendment to 6D Global’s Certificate of Incorporation to eliminate the right of stockholders to fill board of director vacancies;
(7) To vote on an advisory resolution to approve executive compensation;
(8) To vote on an advisory basis on the frequency of the advisory vote on executive compensation; and
(9) To consider such other business as may properly come before the meeting.

Adjournments and Postponements
Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Record Date	You are entitled to vote only if you were a 6D Global stockholder as of the close of business on [April 20, 2015].
Voting
Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the section titled “Questions and Answers About the Proxy Materials and the Annual Meeting” beginning on page 1 of this proxy statement or your enclosed proxy card.

By Order Of The Board Of Directors

/s/ Tejune Kang
Tejune Kang Chairman of the Board of Directors

This notice of Annual Meeting and proxy statement and form of proxy are being distributed and made available on or about [April 30, 2015].

GENERAL INFORMATION

1.           Why am I receiving these materials?

6D Global Technologies, Inc. (the “Company”) has delivered printed proxy materials to you by mail in connection with the Company’s solicitation of proxies for use at the Company’s 2015 annual meeting of stockholders (the “Annual Meeting”) to take place on Wednesday, June 3, 2015 at 9:00 a.m., local time, at the offices at K&L Gates LLP, located at 599 Lexington Avenue, New York, New York 10022.

These materials were first sent or made available to stockholders on [April 30, 2015]. You are invited to attend the Annual Meeting and requested to vote on the proposals described in this proxy statement (this “Proxy Statement”).

2.           What is included in these proxy materials?

These proxy materials include:

•	The Notice of Annual Meeting;

•	This Proxy Statement;

•	The proxy card; and

•
The Company’s Annual Report on Form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission (the “SEC”) on March 30, 2015, as amended by the Form 10-K/A filed with the Securities and Exchange Commission on March 30, 2015 (the “Annual Report”).

3.           What information is contained in this Proxy Statement?

The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and certain of our executive officers, corporate governance, and certain other required information.

4.           I share an address with another stockholder and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the proxy materials, stockholders may contact us in writing at 6D Global Technologies, Inc., 17 State Street, Suite 2550, New York, NY 10004 or by calling (646) 681-4900.

Stockholders who hold shares in street name (as described below) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

5.           How can I access the proxy materials over the internet?

Our proxy materials are also available free of charge at www.proxyvote.com.

6.           What items of business will be voted on at the Annual Meeting?

The items of business scheduled to be voted on at the Annual Meeting are:

•	The election to the Company’s Board of Directors (the “Board”) of the five nominees named in this Proxy Statement (Proposal No. 1);

•	Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the 2015 fiscal year (Proposal No. 2);

•	Approval of an amendment to the Company’s Certificate of Incorporation to permit the Board to amend the Company’s Bylaws (Proposal No. 3);

•	Approval of an amendment to the Company’s Certificate of Incorporation to permit the Board to set the Board size within a range of 3 to 12 directors (Proposal No. 4);

•	Approval of an amendment to the Company’s Certificate of Incorporation to eliminate stockholder action by written consent (Proposal No. 5);

•	Approval of an amendment to the Company’s Certificate of Incorporation to eliminate the right of stockholders to fill Board vacancies (Proposal No. 6);

•	An advisory resolution to approve executive compensation (Proposal No. 7); and

•	An advisory resolution on the frequency of the advisory vote on executive compensation (Proposal No. 8).

We will also consider any other business that properly comes before the Annual Meeting. See Question 18 below.

7.           How does the Board recommend that I vote?

The Board recommends that you vote your shares:

•	“FOR” election of the nominees named in this Proxy Statement to the Board (Proposal No. 1);

•	“FOR” ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the 2015 fiscal year (Proposal No. 2);

•	“FOR” approval of an amendment to the Company’s Certificate of Incorporation to permit the Board to amend the Company’s Bylaws (Proposal No. 3);

•	“FOR” approval of an amendment to the Company’s Certificate of Incorporation to permit the Board to set the Board size within a range of 3 to 12 directors (Proposal No. 4);

•	“FOR” approval of an amendment to the Company’s Certificate of Incorporation to eliminate stockholder action by written consent (Proposal No. 5);

•	“FOR” approval of an amendment to the Company’s Certificate of Incorporation to eliminate the right of stockholders to fill Board vacancies (Proposal No. 6);

•	“FOR” the proposal regarding an advisory vote on executive compensation (Proposal No. 7); and

•	“EVERY YEAR” for the proposal regarding an advisory vote on the frequency of the advisory vote on executive compensation (Proposal No. 8).

8.           What shares can I vote?

Each share of the Company’s common stock has one vote on each matter. Only stockholders of record as of the close of business on [April 20, 2015] (the “Record Date”) are entitled to receive notice of, to attend, and to vote at the Annual Meeting. As of the Record Date, there were [NUMBER OF SHARES] shares of the Company’s common stock issued and outstanding, held by [NUMBER OF RECORD HOLDERS] holders of record. In addition to stockholders of record of the Company’s common stock, beneficial owners of shares held in street name as of the Record Date can vote using the methods described below.

9.           What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most stockholders hold their shares as a beneficial owner through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

•
Stockholder of Record—If your shares are registered directly in your name with our transfer agent, Interwest Transfer Company, Inc., you are considered, with respect to those shares, the stockholder of record, and the proxy materials were sent directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the Annual Meeting. The Company has enclosed or sent a proxy card for you to use. You may also vote on the internet or by telephone, as described in the Notice and under Question 11 below.

•
Beneficial Owner—If your shares are held in an account at a brokerage firm, bank, broker-dealer, trust, or other similar organization, like the vast majority of our stockholders, you are considered the beneficial owner of shares held in street name, and the proxy materials were forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, trustee, or nominee how to vote your shares, and you are also invited to attend the Annual Meeting.

Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the meeting. If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. You may vote by proxy over the internet or by telephone, as described in the Notice and under Question 11 below.

10.           How can I vote my shares in person at the Annual Meeting?

You can vote your shares held in your name as the stockholder of record in person at the Annual Meeting. You can vote your shares held beneficially in street name in person at the Annual Meeting only if you obtain a legal proxy from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

11.           How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting.

If you are a stockholder of record, you may vote by proxy. You can vote by proxy over the internet by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by mail or telephone pursuant to instructions provided on the proxy card.

If you hold shares beneficially in street name, you may also vote by proxy over the internet by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by telephone or mail by following the voting instruction form provided to you by your broker, bank, trustee, or nominee.

12.           Can I change my vote or revoke my proxy?

You may change your vote at any time prior to the taking of the vote at the Annual Meeting. If you are the stockholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to the Company at 6D Global Technologies, Inc., 17 State Street, Suite 2550, New York, NY 10004, prior to your shares being voted, or (3) attending the Annual Meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request or vote in person at the Annual Meeting. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee, or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee, or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

13.           How many shares must be present or represented to conduct business at the Annual Meeting?

The quorum requirement for holding the Annual Meeting and transacting business is that holders of a majority of the Company’s common stock outstanding as of the Record Date must be present in person or represented by proxy. Both abstentions and broker non-votes (described below) are counted for the purpose of determining the presence of a quorum.

14.           How are votes counted?

In the election of directors (Proposal No. 1), you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees.

With respect to the advisory vote on the frequency of holding future stockholder advisory votes regarding compensation awarded to named executive officers (Proposal No. 8), you may vote “EVERY YEAR,” “EVERY 2 YEARS,” “EVERY 3 YEARS,” or “ABSTAIN.” If you elect to “ABSTAIN,” the abstention does not count in the determination of which alternative receives the highest number of votes cast.

For the other items of business, you may vote “FOR,” “AGAINST,” or “ABSTAIN.” If you elect to “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If no instructions are indicated on a properly executed proxy card or over the telephone or Internet, the shares will be voted as recommended by the board of directors.

15.           What is the voting requirement to approve each of the proposals?

For Proposal No. 1, the five persons receiving the highest number of affirmative “FOR” votes at the Annual Meeting will be elected as directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. Votes withheld shall have no legal effect.

Approval of Proposals No. 2, No. 7, and No. 8 requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on them at the Annual Meeting.

Approval of Proposals No. 3, 4, 5 and 6 requires the affirmative “FOR” vote of a majority of the voting power of the outstanding shares of common stock of the Company.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. All of the matters scheduled to be voted on at the Annual Meeting are “non-routine,” except for the proposal to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered voting power present with respect to that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained.

Abstentions are considered voting power present at the meeting and thus will have the same effect as votes against each of the matters scheduled to be voted on at the Annual Meeting (other than the election of directors).

Please note that brokers may not vote your shares on the election of directors, certain executive compensation matters, or certain corporate governance matters in the absence of your specific instructions as to how to vote so we encourage you to provide instructions to your broker regarding the voting of your shares.

16. Am I entitled to dissenters’ or appraisal rights in connection with the proposed amendments to the Certificate of Incorporation?

No. Under Delaware law, the Company’s stockholders are not entitled to dissenters’ or appraisal rights in connection with the proposed amendments to the Company’s Certificate of Incorporation in Proposals No. 3, 4, 5, and 6.

17.           Who will bear the cost of soliciting votes for the Annual Meeting?

The Company will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials and/or vote over the internet, you are responsible for internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities.

18.           What happens if additional matters are presented at the Annual Meeting?

Other than the eight items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If, for any reason, any of the nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the board of directors.

19.           Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. The Company will publish the final voting results in a Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

20.           How can I attend the Annual Meeting?

Only stockholders as of the Record Date are entitled to attend the Annual Meeting. Admission will begin at 8:30 a.m. on the date of the Annual Meeting, and each stockholder must present valid photo identification such as a driver’s license or passport and, if asked, provide proof of stock ownership as of the Record Date.

21.           What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?

Stockholder Proposals: Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to the Company’s Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2016 Annual Meeting of Stockholders, the Company’s Secretary must receive the written proposal at our principal executive offices no later than January 4, 2016. If we hold our 2016 Annual Meeting of Stockholders more than 30 days before or after June 3, 2016 (the one-year anniversary date of the Annual Meeting), we will disclose the new deadline by which stockholders proposals must be received under Item 5 of Part II of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably determined to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 under the Exchange Act. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to 6D Global Technologies, Inc., 17 State Street, Suite 2550, New York NY 10004.

Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an annual meeting is business that is (1) specified in the notice of a meeting given by or at the direction of our board of directors, (2) otherwise properly brought before the meeting by or at the direction of our board of directors, or (3) properly brought before the meeting by a stockholder entitled to vote at the annual meeting who has delivered timely written notice to our Corporate Secretary, which notice must contain the information specified in our bylaws. To be timely for our 2016 Annual Meeting of Stockholders, our Secretary must receive the written notice at our principal executive offices:

           •           not earlier than the close of business on January 5, 2016, and

           •           not later than the close of business on February 4, 2016.

If we hold our 2016 Annual Meeting of Stockholders more than 30 days before or after June 3, 2016 (the one-year anniversary date of the Annual Meeting), then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received not later than the close of business on the earlier of the following two dates:

           •           the 15th day following the day on which notice of the meeting date is mailed, or

           •           the 15th day following the day on which public disclosure of the meeting date is made.

If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we are not required to present the proposal for a vote at such meeting.

Nomination of Director Candidates: You may propose director candidates for consideration by our Nominating and Corporate Governance Committee. Any such recommendations should include the nominee’s name and qualifications for membership on our board of directors, and should be directed to the Company’s Secretary at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see “Directors, Executive Officers, and Corporate Governance—Corporate Governance and Board Matters—Consideration of Director Nominees—Stockholder Recommendations and Nominees” on page 14 of this Proxy Statement.

In addition, our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our bylaws. In addition, the stockholder must give timely notice to our Secretary in accordance with our bylaws, which, in general, require that the notice be received by our Secretary within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in our proxy statement.

DIRECTORS, CORPORATE GOVERNANCE, AND EXECUTIVE OFFICERS

Directors

Listed below are the five nominees for election as a director, each of whom currently serves on the Board. Each of the directors listed below has consented to serving as a nominee, being named in this Proxy Statement, and serving on the Board if elected. Each director elected at the Annual Meeting will serve a one-year term.

Name	Age as of the Annual Meeting	Position with the Company	Director Since
Tejune Kang	39	Chairman of the Board and Chief Executive Officer	September 2014
Adam Hartung	58	Director	September 2014
David S. Kaufman	56	Director	September 2014
Terry McEwen	57	Director	September 2014
Anubhav Saxena	42	Director	September 2014

The Board and its Nominating and Corporate Governance Committee (the “Nominating Committee”) believe the skills, qualities, attributes and experience of the directors provide the Company with business acumen and a diverse range of perspectives to engage each other and management to address effectively the Company’s evolving needs and represent the best interests of the Company’s stockholders. The biographies below describe the skills, qualities, attributes and experience of the nominees that led the Board and the Nominating Committee to determine that it is appropriate to nominate these directors.

Tejune Kang, Chairman of the Board and Chief Executive Officer

Mr. Kang has served as the Chief Executive Officer of Six Dimensions, the predecessor company to 6D Global, since the company’s founding in 2004, and was appointed chairman of the Board of Directors of 6D Global in September 2014. Before founding Six Dimensions, Mr. Kang was a principal of Kang Management Group, a commercial real estate developer in Nevada, until 2009 when it was closed down due to the global financial crisis that negatively affected the real estate markets in the West Coast. In early 2010, Mr. Kang filed a bankruptcy petition under Chapter 7 of Title 11 of the United States Code in connection with his personal guarantee of land projects and the inability to refinance related indebtedness. Since then, Mr. Kang has devoted his efforts to growing Six Dimensions. Prior to Kang Management Group, Mr. Kang was an engineer for five years with PeopleSoft (now Oracle Corporation). While at PeopleSoft, Mr. Kang managed Human Resources, Financial, Supply Chain, and Enterprise Performance Management software implementations for Fortune 500 companies including Boeing, Apple, AT&T, HP. Mr. Kang is an active member of Inc. Business Owners Council (IBOC), Vistage, Entrepreneurs’ Organization (EO), Alliance of CEOs, National Association of Asian American Professionals (NAAAP), Massachusetts Institute of Technology’s Key Executive Program and UBS Elevating Entrepreneur’s Small Business Mentoring Program. Mr. Kang graduated from The University of California, Davis with a Bachelor of Science degree in Managerial Economics.

Adam Hartung, Director

Mr. Hartung has served as the CEO and Managing Partner of Spark Partners, a strategy and transformation consultancy, since 2004. In 2010, Mr. Hartung became the founding CEO of Soparfilm Energy, a corporation that invests in oil and gas exploration. Additionally, Mr. Hartung has written columns for Forbes.com and CIO Magazine, and has been a contributing editor for the International Journal of Innovation Science since its founding in 2008. Mr. Hartung is the Chairperson of our Audit Committee and a member of our Compensation and Governance and Nominating Committees. Mr. Hartung received a Master in Business Administration degree from Harvard Business School.

David S. Kaufman, Director

Mr. Kaufman is currently an Executive Consultant and Partner at FIN Strategy Advisers. Mr. Kaufman was Senior Vice President and Chief Information Officer at ARAMARK Corporation from 2005 to 2013. Prior to this role, Mr. Kaufman served as the Vice President, Global Supply Chain and Quality Information Technology of Schering-Plough Corporation. Earlier, Mr. Kaufman had a 17 year career with PepsiCo Inc. Mr. Kaufman has served as a member of several advisory boards, including the Oracle CIO Advisory Board, Sprint CIO Advisory Board, Temple Fox School of Business MIS Advisory Board, and Villanova School of Business MIS Advisory Board. Mr. Kaufman is the Chairperson of our Governance and Nominating Committee and a member of our Audit and Compensation Committees. Mr. Kaufman received a Bachelor of Science degree in Computer Science from New York University.

Terry McEwen, Director

Mr. McEwen is the Business Administrator for the City of Trenton, NJ. Prior to this role, he served as a Managing Partner of Preservation Capital Services, LLC. From May 2006 to May 2010, Mr. McEwen served as the Director of Banking for the State of New Jersey Department of Banking and Insurance, a Governor-appointed position that required confirmation by the Senate of the State of New Jersey. Mr. McEwen is a 1980 graduate of the University of Pittsburgh, Pittsburgh, PA, where he was awarded a Bachelor of Science in Business Administration, with a minor in economics and psychology, and received a Master in Business Administration from Rider University in 1998.

Anubhav Saxena, Director

Mr. Saxena is president of the Global Managed Services division of Information Services Group (ISG), a NASDAQ‐listed company (symbol: III), where he also manages the Global Research and Data Services business. Before joining ISG, Mr. Saxena held a series of senior executive positions with HCL Technologies. Mr. Saxena earlier worked with Wipro Ltd. He began his career with Fujitsu ICIM Ltd. A founding member of the G2000 IT Client Executive Councils, Mr. Saxena has been a presenter at the World Economic Forum and a recipient of a number of CXO awards. Mr. Saxena is the Chairperson of our Compensation Committee and he is a member of our Audit and Governance and Nominating Committees. Mr. Saxena earned a Bachelor of Engineering (Electronics) degree from the University of Pune, India.

Corporate Governance

Role of the Board

The Board oversees the Company’s management in the competent and ethical operation of the Company, and assures that the long-term interests of the stockholders are being served.

During 2014, the Board held 1 meeting and acted by written consent 4 times. Each director attended, in person or telephonically, at least 75% of all Board and applicable committee meetings. The Board has determined that Adam Hartung, David S. Kaufman, and Anubhav Saxena are independent under the applicable laws and regulations of the SEC and the Listing Rules of NASDAQ. In making these determinations, the Board considered the types and amounts of the commercial dealings between the Company and the companies and organizations with which the directors are affiliated.

The Company has no policy with respect to director attendance at Annual Meetings, but encourages all directors to attend. This is the Company’s first annual meeting.

There are no family relationships among any of our directors or executive officers.

Board Leadership Structure and Risk Oversight

Our Chairman of the Board is also the Chief Executive Officer of the Company. We believe that by having this combined position, our Chief Executive Officer serves as a bridge between management and the Board, ensuring that both act with a common purpose. In addition, we believe that the combined position facilitates our focus on both long- and short- term strategies. Further, we believe that the advantages of having a Chief Executive Officer with extensive knowledge of the Company, as opposed to a relatively less informed independent Chairman, outweigh potential disadvantages. Additionally, we believe that our majority of independent directors provide sufficient independent oversight of our management. We do not have a lead independent director.

We administer our risk oversight function through our Audit Committee as well as through our Board as a whole. Our Audit Committee is empowered to appoint and oversee our independent registered public accounting firm, monitor the integrity of our financial reporting processes and systems of internal controls and provides an avenue of communication among our independent auditors, management, and our Board.

Board Committees

The Board has a standing Audit Committee, Compensation Committee, and Nominating Committee. The Board has determined that the Chairs and all committee members are independent under applicable NASDAQ and SEC rules for committee memberships. The members of the committees are shown in the table below.

Director	Audit Committee	Compensation Committee	Nominating Committee
Tejune Kang	--	--	--
Adam Hartung	Chair	Member	Member
David S. Kaufman	Member	Member	Chair
Terry McEwen	--	--	--
Anubhav Saxena	Member	Chair	Member

The Audit Committee is responsible for overseeing the Company’s corporate accounting, financial reporting practices, audits of financial statements, and the quality and integrity of the Company’s financial statements and reports. In addition, the Audit Committee oversees the qualifications, independence and performance of the Company’s independent auditors. In furtherance of these responsibilities, the Audit Committee’s duties include the following: evaluating the performance and assessing the qualifications of the independent auditors; determining and approving the engagement of the independent auditors to perform audit, reviewing and attesting to services and performing any proposed permissible non-audit services; evaluating employment by the Company of individuals formerly employed by the independent auditors and engaged on the Company’s account and any conflicts or disagreements between the independent auditors and management regarding financial reporting, accounting practices or policies; discussing with management and the independent auditors the results of the annual audit; reviewing the financial statements proposed to be included in the Company’s annual or transition report on Form 10-K; discussing with management and the independent auditors the results of the auditors’ review of the Company’s quarterly financial statements; conferring with management and the independent auditors regarding the scope, adequacy and effectiveness of internal auditing and financial reporting controls and procedures; and establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting control and auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

The Compensation Committee is responsible primarily for reviewing the policies, practices and procedures relating to the compensation of the officers and other managerial employees and the establishment and administration of employee benefit plans. It advises and consults with the officers of the Company as may be requested regarding managerial personnel policies. The Compensation Committee also has such additional powers as may be conferred upon it from time to time by the Board.

The Nominating Committee is responsible for assisting the Board in identifying individuals qualified to become members of the Board and executive officers of the Company; selecting, or recommending that the Board select, director nominees for election as directors by the stockholders of the Company; developing and recommending to the Board a set of effective governance policies and procedures applicable to the company; leading the Board in its annual review of the Board’s performance; recommending to the Board director nominees for each committee; making recommendations regarding committee purpose, structure and operations; and overseeing and approving a managing continuity planning process. During the fiscal year ended December 31, 2014, there were no changes to the procedures by which holders of our common stock may recommend nominees to the Board.

The Audit Committee, Compensation Committee, and Nominating Committee operate under written charters adopted by the Board. Copies of these charters are available at http://ir.6dglobal.com/governance-docs.

Audit Committee Financial Expert

The Board has determined that Adam Hartung qualifies as an “audit committee financial expert” as defined under applicable SEC rules, and that all members of the Audit Committee meet the additional criteria for independence of audit committee members set forth in Rule 10A-3(b)(1) under the Exchange Act.

Code of Ethics

The Company has a code of business conduct and ethics (the “Code of Ethics”) that applies to all employees, including the Company’s principal executive officer, principal financial officer, and principal accounting officer, as well as to the Board. The code is available at http://ir.6dglobal.com/governance-docs. The Company intends to disclose any changes in, or waivers from, this code by posting such information on the same website or by filing a Form 8-K.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors and greater than ten percent stockholders also are required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon a review of the copies of such forms furnished to the Company, and on written representations from the reporting persons, the Company believes that all officers, directors and beneficial owners of more than 10% of our common stock have filed their initial statements of ownership on Form 3 on a timely basis, and the officers, directors and beneficial owners of more than 10% of our common stock have also filed the required Forms 4 or 5 on a timely basis, with the exception of T.J. Iaciofano, who filed on April 6, 2015 a Form 3 that should have been filed on October 10, 2014.

Review, Approval or Ratification of Transactions with Related Persons

The Code of Ethics contains a policy for the review of transactions in which the Company conducts business with a relative or significant other of a director, officer, or employee of the Company (a “Related Party Transaction”). The Related Party Transaction must be disclosed to the Company’s Chief Financial Officer to determine whether or not it is material to the Company. In the event the Related Party Transaction is determined to be material, it must be reviewed and approved in writing by the Audit Committee in advance of the consummation of such Related Party Transaction. Significant Related Party Transactions, including those involving the Company’s directors or executive officers, must be reviewed and approved in writing in advance by the Company’s Board of Directors.

Transactions with Related Persons

Six Dimensions, the private company predecessor to the Company, had a loan outstanding to its largest stockholder/owner at the time, Tejune Kang, during the fiscal year ended December 31, 2014. This loan bore interest at 2.64% with no definite repayment terms. During the year ended December 31, 2014, interest totaled $46,433, which was included in the Company’s consolidated balance sheet.  During the year ended December 31, 2014, and prior to the Company becoming a reporting company, the loan balance of $456,563 was eliminated, as the Company treated the loan as a stockholder distribution.

Involvement in Certain Legal Proceedings

Except as otherwise disclosed in this Proxy Statement, during the past ten years, none of our directors or executive officers has been:
(1)
the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(2)	convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
(3)
subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities;

(4)
found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, that has not been reversed, suspended, or vacated;

(5)
subject of, or a party to, any order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of a federal or state securities or commodities law or regulation, law or regulation respecting financial institutions or insurance companies, law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(6)
subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization, any registered entity or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Compensation Committee Interlocks and Insider Participation

Mr. Hartung, Mr. Kaufman, and Mr. Saxena were the members of the Compensation Committee during 2014. None of the members of the Compensation Committee is or has been an executive officer of the Company, nor did they have any relationships requiring disclosure by the Company under Item 404 of Regulation S-K. None of the Company’s executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, an executive officer of which served as a director of the Company or member of the Compensation Committee during 2014.

Stockholder Recommendations and Nominees

The Nominating Committee considers properly submitted recommendations for candidates to the board of directors from stockholders. In evaluating such recommendations, the Nominating Committee seeks to achieve a balance of experience, knowledge, integrity, and capability on the board of directors and to address the membership criteria set forth under “Director Selection Process and Qualifications” below. Any stockholder recommendations for consideration by the Nominating Committee should include (i) the name, age and business address of such nominee, (ii) the principal occupation of such nominee for the previous 10 years, (iii) a brief statement as to such nominee’s qualifications and educational background, (iv) permission for the Company to conduct a background investigation on the nominee; (v) the number of shares of common stock of the Company beneficially owned by the candidate; (vi) the information that would be required to be disclosed by the Company about the candidate under the rules of the SEC in a proxy statement soliciting proxies for the election of such candidate as a director; and (vii) a statement that such nominee consents to his or her nomination and will serve as a director if elected. There are no differences in the manner in which the Nominating Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder or otherwise. Stockholder recommendations to the board of directors should be sent to Secretary, c/o 6D Global Technologies, Inc., 17 State Street, Suite 2550, New York, NY 10004.

In addition, our bylaws permit stockholders to nominate directors for consideration at an annual meeting. For a description of the process for nominating directors in accordance with our bylaws, see “Questions and Answers about the Proxy Materials and the Annual Meeting—Question 21. What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?” on page 6 of this Proxy Statement.

Director Selection Process and Qualifications

Our Nominating Committee will evaluate and recommend candidates for membership on the board of directors consistent with criteria established by our Board. The Nominating Committee screens candidates and evaluates the qualifications of the persons nominated by or recommended by our stockholders. The Nominating Committee recommends director nominees who are ultimately approved by the full board of directors.

When considering a potential non-incumbent candidate, the Nominating Committee will factor into its determination the following qualities, among others: integrity, professional reputation and strength of character, educational background, knowledge of our business, diversity of professional experience, including whether the person is a current or former chief executive officer or chief financial officer of a public company or the head of a division of a large international organization, and ability to represent the best interests of our stockholders and to provide practical insights and diverse perspectives. Additionally, due to the global and complex nature of our business, our board of directors believes it is important to consider diversity of race, ethnicity, gender, age, education, cultural background, and professional experiences in evaluating board candidates, although our policy does not prescribe specific standards for diversity. Candidates also are evaluated in light of our other policies, such as those relating to independence and service on other boards, as well as considerations relating to the size, structure, and needs of our board of directors. As part of its consideration of director succession, our Board and the Nominating Committee monitor whether the directors as a group meet the criteria for the composition of the board of directors, including overall diversity of perspective and experience.

Communications with the Board

The Board welcomes communications from our stockholders, and maintains a process for stockholders to communicate with the Board. Stockholders who wish to communicate with the Board may send a letter to the Company’s Secretary c/o 6D Global Technologies, Inc., 17 State Street, Suite 2550, New York, NY 10004. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication.” All such letters should identify the author as a stockholder of the Company. All such letters will be reviewed by the Secretary and submitted to the entire Board no later than the next regularly scheduled Board meeting.

Compensation of Directors

Name	Fees earned or paid in cash ($)		Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Adam Hartung	5,000		-	30,900	-	-	-	35,900
David S. Kaufman	5,000		-	30,900	-	-	-	35,900
Terry McEwen	75,000	(1)	-	30,900	-	-	-	105,900
Anubhav Saxena	5,000		-	30,900	-	-	-	35,900

(1)
Includes compensation paid to Terry McEwen for services as a director of CleanTech Innovations, Inc. (“CleanTech”), the predecessor to the Company, prior to the reverse recapitalization of CleanTech on September 29, 2014, pursuant to which 6D became the reporting company.

The Company has agreed to compensate its independent directors $5,000 for each full quarter for which they serve and actively participate in Board activities, such as attending meetings of the Board and committees of the Board.  Directors are also eligible to receive stock options as granted.  As discussed in more detail below under the heading “Equity Compensation Plan,” in February 2015, the Company and its stockholders adopted an Omnibus Compensation Plan. The options listed as compensation in the above table were granted during 2015 pursuant to this plan for services rendered in 2014.  The Company does not maintain medical, dental, or retirement benefits for the directors.

Executive Officers

The following sets forth information regarding executive officers of the Company. Our executive officers are appointed by, and serve at the discretion of, the Board. Biographical information pertaining to Mr. Kang, who is both a director and an executive officer of the Company, can be found in the section entitled “Directors.”

Name	Age as of the Annual Meeting	Position	Since
Mark Szynkowski	47	Chief Financial Officer	December 2014
Matthew Sullivan	51	Executive Vice President	September 2014

Mark Szynkowski, Chief Financial Officer

Prior to joining the Company, from December 2005 to July 2014, Mr. Szynkowski was Vice President of Finance for Epiq Systems, a provider of integrated technology products and services for the legal profession. Prior to his tenure at Epiq Systems, Mr. Szynkowski served as Chief Financial Officer and Controller for multiple high-growth organizations and began his career with Ernst & Young. Mr. Szynkowski graduated from Alfred University with a Bachelor degree in Accounting.

Matthew Sullivan, Executive Vice President

Mr. Sullivan is responsible for ensuring overall revenue and margin growth of 6D Global, strategic acquisitions, partnerships, and operations. Prior to being named to his current position with Six Dimension in 2011, Mr. Sullivan was Vice President of Emerging Technologies. In collaboration with the 6D Global team, Mr. Sullivan launched 6D Labs in Cincinnati, Ohio. In addition to being a member of the Massachusetts Institute of Technology (MIT) Sloan School of Management, Mr. Sullivan is currently attending Notre Dame’s Leadership Institute, and also attended Northeastern University in Westford, MA where he was awarded with a Bachelor of Science degree in Human and Public Relations.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows certain information as of [April 20, 2015] with respect to the beneficial ownership of the Company’s common stock by: (i) each person the Company believes beneficially holds more than 5% of the outstanding shares of the Company’s common stock based solely on the Company’s review of SEC filings; (ii) each director; (iii) each named executive officer; and (iv) all directors and executive officers as a group. Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o 6D Global Technologies, Inc., 17 State Street, Suite 2550, New York, NY 10004.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on [78,175,617] shares of Common Stock outstanding at [April 20, 2015]. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within sixty days of [April 20, 2015]. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Beneficial ownership representing less than one percent is denoted with an asterisk (*).

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percentage of Class
Executive Officers and Directors
Tejune Kang, Chief Executive Officer and Chairman of the Board	23,250,561	29.7%
Mark Szynkowski, Chief Financial Officer	*	*
Matthew Sullivan, Executive Vice President	*	*
Adam Hartung, Director	*	*
David S. Kaufman, Director	*	*
Terry McEwen, Director	*	*
Anubhav Saxena, Director	*	*
All executive officers and directors as a Group (7 persons)	*	*
Other > 5% Security Holders
NYGG Asia Ltd.(1)	35,149,883	45.3%
Epics Grantor Retained Annuity Trust(2)	4,000,000	5.2%

(1) The address of the beneficial owner is 12th Floor, Ruttonjee House, 11 Duddell Street, Central, Hong Kong, China.
(2) The address of the beneficial owner is PO Box 3477 San Ramon, CA 94583.

EXECUTIVE COMPENSATION

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the disclosures contained in the following section entitled “Compensation Discussion and Analysis.” Based on this review and discussion, the Compensation Committee recommended to the Board that the section entitled “Compensation Discussion and Analysis” be included in this Proxy Statement.

Compensation Committee
Anubhav Saxena, Chair
Adam Hartung
David S. Kaufman

Summary Compensation Table

The following table presents a summary of the compensation paid to our executive officers during the fiscal years ended December 31, 2014 and 2013. Except as listed below, there were no bonuses, other annual compensation, restricted stock awards or stock options or any other compensation paid to the named executive officers.

Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)	Nonequity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Bei Lv, Chief	2014	19,044	-	-	-	-	-	-	19,044
Executive Officer and Chairman of the Board(1)	2013	19,044	-	-	-	-	-	-	19,044
Tejune Kang,	2014	84,000	-	-	-	-	-	50,000	134,000
Chief Executive Officer and Chairman of the Board	2013	-	-	-	-	-	-	-	-
Mark Szynkowski,	2014	12,570	-	-	-	-	-	-	12,570
Chief Financial Officer	2013	-	-	-	-	-	-	-	-
Matthew Sullivan,	2014	107,900	12,500	-	-	-	-	80,000	200,400
Executive Vice President	2013	-	-	-	-	-	-	-	-

(1)	Bei Lv served as the Chief Executive Officer of CleanTech prior to September 29, 2014.

The Company offers competitive compensation packages to attract and retain executives who manage the day-to-day business of the Company while fostering the further growth of the Company. These compensation packages include a base salary and other incentives, such as cash bonuses and stock options, determined on a case-by-case basis. In the case of the Company’s Chief Executive Officer, Tejune Kang, and its Executive Vice President, Matthew Sullivan, this program is tied to the Company’s performance. These executives’ bonus payments vary based on meeting (or exceeding) both a revenue goal and a profitability margin. Under this system, if only minimum criteria are met, the executive does not receive a bonus.  Conversely, should the executive exceed the revenue expectations and profitability margin, then he would be entitled to receive a cash bonus and a stock option grant. By design, this compensation plan rewards executives only for exceeding expectations. The amounts payable in both instances have accelerators for different target points. For example, revenue of $20,000,000 would equate to no bonus payment or stock option grant, while achieving a revenue target of $20,000,001 with a 5% profit margin would result in a cash bonus and the issuance of stock options. In total, there are three accelerators, with the maximum constituting a revenue target of $40,000,001+ and a profitability margin of 10%.  Profit is defined as EBIT, and no bonus is paid or stock option granted until the completion of the year-end financial audit.  The Company’s Chief Financial Officer, Mark Szynkowski participates in the normal employee compensation strategy: a base salary, a year-end bonus and a stock option grant, as governed by the Company’s 2015 Omnibus Incentive Plan.

Employment Agreements

Mr. Kang and Mr. Sullivan are the only two employees that have employment agreements with the Company, both of which have two year terms. The key difference between these agreements is the severance payout in the event the executive is terminated without cause. If Mr. Kang is terminated without cause, he would be entitled to receive three months of severance pay. If Mr. Sullivan is terminated without cause, he would be entitled to receive one month of severance pay.  In both scenarios, the severance payment is due within five business days of termination. In addition, Mr. Kang receives an allowance of up to $50,000 related to costs incurred fostering the business needs of the Company. Mr. Szynkowski is an at-will employee and does not have a written employment agreement with the Company.

Equity Compensation Plan

The Company had no equity compensation plans in effect as of December 31, 2014, and therefore, there were no outstanding equity awards at fiscal year-end. On January 22, 2015, the Board approved the Company’s 2015 Omnibus Incentive Plan (the “Plan”) pursuant to which the Company is authorized to issue up to 4,800,000 shares of Common Stock to qualified participants. On January 27, 2015, NYGG (Asia), Ltd., Kang Kapital LLC, Kang Family LLC, and TKO, LLC, who collectively own 58,400,444 shares of Common Stock (representing 75.28 percent of the voting power of the Company on such date) executed a written consent adopting the Plan (the “Written Consent”). The company filed and commenced mailing of an Information Statement on Schedule 14C on February 5, 2015, disclosing the adoption of the Plan by the Board and by the stockholders pursuant to the Written Consent.  In accordance with Rule 14c-2 of the Exchange Act, the Plan became effective on February 25, 2015.

Arrangements or Understandings

There was no arrangement or understanding between any of our directors and any other person pursuant to which any director was to be selected as a director.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Principal Accounting Fees and Services

On October 22, 2014, the Company, with the approval of the Audit Committee, engaged BDO USA, LLP as the Company’s new independent registered public accounting firm.  During the Company’s two most recent fiscal years and through April 30 2015, the Company did not consult BDO USA, LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or any other matters or reportable events.

Marcum LLP (“Marcum”) and Li and Company, PC (“Li & Co.”), were previously engaged at separate times as the independent accounting firm of Six Dimensions, LLC (“Six Dimensions”), the predecessor and now subsidiary of the Company, while it was a privately-held company. On October 24, 2014, the Company notified and confirmed with Marcum that it had been dismissed as the independent accounting firm of Six Dimensions. Marcum was never engaged as the Company’s independent registered public accounting firm, nor had they issued any financial reports related to the Company prior to its dismissal. Li & Co. was previously engaged separately from Marcum as the independent accounting firm of Six Dimensions while it was a privately-held company. On October 24, 2014 Six Dimensions notified Li & Co. that it had been dismissed as the independent accounting firm of Six Dimensions. Li & Co. was not engaged as the Company’s independent registered public accounting firm at any time. The report of Li & Co. on Six Dimensions’s consolidated financial statements for the fiscal year ended December 31, 2013 raised substantial doubt about the ability of Six Dimensions to continue as a going concern, noting that Six Dimensions had an accumulated deficit at December 31, 2013, a net loss, and net cash used in operating activities for the year then ended. The reports of Li & Co. regarding Six Dimensions’s financial statements for the fiscal years ended December 31, 2013 did not contain any other adverse opinion or disclaimer of opinion and were not otherwise qualified or modified as to uncertainty, audit scope or accounting principles.

The following table sets forth all fees paid or accrued by the Company for the audit and other services provided by the Company’s public accounting firms for the years ended December 31, 2014 and December 31, 2013.

Goldman Kurland and Mohidin, LLP(1)	2014($)		2013 ($)
Audit Fees(2)	[123,000	]	123,000
Audit-Related Fees(3)	-		-
Tax Fees(4)	-		-
All Other Fees(5)	-		-
Total	[123,000	]	123,000

BDO USA, LLP	2014($)
Audit Fees(2)	127,150
Audit-Related Fees(3)	-
Tax Fees(4)	-
All Other Fees(5)	-
Total	127,150

(1)	Goldman Kurland and Mohidin, LLP served as the independent registered public accounting firm of CleanTech prior to September 29, 2014.
(2)
Audit fees relate to professional services rendered in connection with the audit of the Company’s annual financial statements and  quarterly review of financial statements included in the Company’s Quarterly Reports on Form 10-Q.

(3)	Audit-related fees comprise fees for professional services that are reasonably related to the performance of the worldwide audit or review of the Company’s financial statements.
(4)	Tax fees relate to professional services rendered in connection with tax audits, international tax compliance, and international tax consulting and planning servicer.
(5)	Other Fees consist of fees for services other than the services reported in audit fees, audit-related fees, and tax fees.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services Performed by the Independent Registered Public Accounting Firm

The Audit Committee shall approve the audit engagement and fees related thereto and pre-approve any other services and fees related thereto to be provided by the independent auditors. The Audit Committee shall schedule meetings to review and approve the scope of the annual audit to be performed by the Company’s independent auditors.

The Audit Committee shall select, evaluate, and if appropriate, terminate or replace the independent auditors. The Audit Committee will arrange to receive from the independent auditors a formal written statement on at least an annual basis delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1, which shall (a) set forth all relationships between the independent auditor and its related entities and the Company and its related entities that in the independent auditor’s professional judgment may reasonably be thought to bear on independence, and (b) confirm that in the auditor’s professional judgment, it is independent of the Company within the meaning of the Exchange Act and the Securities Act. On an annual basis, the Audit Committee will review and discuss with the auditors all significant relationships, including non-audit services proposed or performed, the auditors have with the Company to determine the auditors’ independence, especially in light of any disclosed relationships or services that may impact the objectivity and independence of the auditor. The independent auditors are accountable to the Audit Committee and to the Board.

AUDIT COMMITTEE REPORT

The Audit Committee is comprised entirely of independent directors who meet the independence requirements of the Listing Rules of the NASDAQ Stock Market and the SEC. The Committee operates pursuant to a charter that is available on the Investor Relations Section of our website at http://ir.6dglobal.com/governance-docs.

The Audit Committee oversees the Company’s financial reporting process and internal control structure on behalf of the Board. Management is responsible for the preparation, presentation, and integrity of the financial statements, and the effectiveness of the Company’s internal control over financial reporting. The Company’s independent auditors are responsible for expressing an opinion as to the conformity of the Company’s consolidated financial statements with generally accepted accounting principles and as to the effectiveness of the Company’s internal controls over financial reporting.

The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2014 with the Company’s management and BDO USA, LLP, the Company’s independent registered public accounting firm (“BDO”). The Audit Committee has also discussed with BDO the matters required to be discussed by Auditing Standard No. 16, “Communications with Audit Committees,” issued by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has also received the written disclosures and the letter from BDO required by applicable requirements of the PCAOB regarding BDO’s communications with the Audit Committee concerning independence, and has discussed with BDO its independence from the Company.

Based on the reviews and discussion referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.

Audit Committee:
Adam Hartung, Chair
David S. Kaufman
Anubhav Saxena

PROPOSALS

Overview of Proposals

This Proxy Statement contains seven proposals requiring stockholder action:

•	Proposal No. 1 requests the election of five directors to the Board.
•	Proposal No. 2 requests the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the 2015 fiscal year.
•	Proposal No. 3 requests that stockholders approve an amendment to the Company’s Certificate of Incorporation to permit the Board to amend the Company’s Bylaws.
•	Proposal No. 4 requests that stockholders approve an amendment to the Company’s Certificate of Incorporation to permit the Board to set the Board size within a range of 3 to 12 directors.
•	Proposal No. 5 requests that stockholders approve an amendment to the Company’s Certificate of Incorporation to eliminate stockholder action by written consent.
•	Proposal No. 6 requests that stockholders approve an amendment to the Company’s Certificate of Incorporation to eliminate the right of stockholders to fill Board vacancies.
•	Proposal No. 7 requests that stockholders vote on an advisory resolution approving the Company’s executive compensation.
•	Proposal No. 8 requests that stockholders vote on the frequency of the advisory votes on the Company’s executive compensation.

Each proposal is discussed in more detail in the pages that follow.

Proposal No. 1 - Election of Directors

Nominees

The Nominating Committee recommended, and the Board nominated:

•	Tejune Kang,
•	Adam Hartung,
•	David S. Kaufman,
•	Terry McEwen, and
•	Anubhav Saxena

as nominees for election as members of our Board, to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

At the Annual Meeting, proxies cannot be voted for a greater numbers of individuals than the five nominees named in this Proxy Statement. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, for the election of the Board’s five nominees. If any nominee is unable to declines to serve as a director at the time of the Annual Meeting, the proxy holders may vote for any nominee designated by the present Board to fill the vacancy.

Required Vote

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting.

Recommendation

The Board recommends that you vote “FOR” the election of each of the abovementioned nominees.

Proposal No. 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee has appointed BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. BDO USA, LLP has served as the Company’s independent registered public accounting firm since October 22, 2014. During the fiscal year ended December 31, 2014, BDO USA, LLP provided certain audit-related, tax and other services. See “Independent Registered Public Accounting Firm” on page [20] of this Proxy Statement.

At the Annual Meeting, the stockholders are being assed to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection. Even if this appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders. Representatives of BDO USA, LLP are expected to attend the Annual Meeting.

Required Vote

You may vote for or against the proposal, or you may abstain. Approval of this proposal requires the affirmative “FOR” vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will be counted as represented and entitled to vote and will therefore have the effect of a negative vote.

Recommendation

The Board recommends that you vote “FOR” the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

Proposal No. 3- Amendment to the Certificate of Incorporation to Permit the Board to Amend the Company’s Bylaws

The Board has unanimously approved, declared advisable and recommended that our stockholders approve, an amendment to our Certificate of Incorporation to allow the Board to amend the Company’s Bylaws. The text of the proposed amendment to Article V, section (c) of our Certificate of Incorporation is set forth in full in Appendix A and is hereby incorporated into this Proxy Statement by reference.

Section 109 of the Delaware General Corporation Law (the “DGCL”) provides that a corporation’s bylaws may be adopted, amended, or repealed by the incorporators or by the original directors if they are named in the certificate of incorporation. Likewise, the same power is extended to the board of directors until the time the company has received any payment for any of its stock. However, after a corporation receives payment for any of its stock, the power to adopt, amend, or repeal bylaws resides exclusively in the stockholders entitled to vote, unless the certificate of incorporation confers a concurrent power on the board of directors.

The Company’s original Certificate of Incorporation inadvertently omitted an express provision authorizing the Company’s Board to amend the Company’s Bylaws. We believe that the proposed amendment to the Certificate of Incorporation will give the Company’s Board the flexibility to adopt rules and regulations necessary for the convenient and efficient functioning of the Company in between meetings of stockholders. If adopted, this proposal will not eliminate the stockholders ability to adopt, amend and repeal the Company’s Bylaws, whether adopted by the Board or the stockholders. Rather, the Board will have the concurrent power to amend the Company’s Bylaws.

Required Vote

You may vote for or against the proposal, or you may abstain. Approval of this proposal requires the affirmative “FOR” vote of a majority of the voting power of the outstanding shares of common stock. Abstentions will be counted as represented and entitled to vote and will therefore have the effect of a negative vote.

The Board recommends that you vote “FOR” the amendment to the Company’s Certificate of Incorporation to permit the Board to amend the Company’s Bylaws.

Recommendation

If the proposed amendment is approved by the stockholders of the Company, we intend to promptly cause the filing of a certificate of amendment of the Company’s Certificate of Incorporation with the Secretary of State of the State of Delaware. Such amendment will be effective upon filing.

Proposal No. 4 - Amendment to the Certificate of Incorporation to Permit the Board to Set the Board Size Within a Range of 3 to 12 Directors

The Board has unanimously approved, declared advisable and recommended that our stockholders approve, an amendment to our Certificate of Incorporation to provide that the Board shall consist of not less than three (3) nor more than twelve (12) directors, with the exact number of directors to be fixed within the minimum and maximum limitations by resolution of a majority of the entire Board. The text of the proposed amendment to Article V, section (a) of our Certificate of Incorporation is set forth in full in Appendix A and is hereby incorporated into this Proxy Statement by reference.

Section 141(b) of the DGCL provides that the number of directors of a Delaware corporation shall be fixed by, or in the manner provided in, the bylaws, unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate of incorporation. Accordingly, the size of a board can be set either in a company’s certificate of incorporation or its bylaws.

Stockholders have the ability to propose and effect amendments to a corporation’s bylaws without prior board action. As a result, an activist stockholder may, as part of a takeover attempt, expand the size of the Board (by amending the bylaws) and then appoint directors to fill the newly-created vacancies, with his, her or its nominees. However, stockholders cannot propose and effect amendments to a corporation’s certificate of incorporation without prior board action. The Company’s Bylaws currently provide that the number of directors shall be determined by resolution of the Board. The proposed amendment to the Certificate of Incorporation provides that the Board shall consist of not less than three (3) nor more than twelve (12) members, with the exact number of directors to be fixed within the minimum and maximum limitations by resolution of the Board.

The fixing of the maximum number of directors in the Certificate of Incorporation would prevent an activist stockholder or potential acquirer seeking majority representation on the Board from obtaining such representation simply by enlarging the Board and filling the newly-created directorships with his, her or its own nominees. This may be of benefit to the current Board in the event of a takeover attempt. However, the Board believes that this might also increase the likelihood that a potential acquirer would negotiate the terms of any proposed transaction with the Board, and thereby help protect stockholders from the use of abusive and coercive takeover tactics. Although this proposal may have the effect of making a takeover attempt more difficult to achieve, this proposal is not in response to any effort of which the Company is aware to obtain control of the Company, and the Company and its management do not presently intend to propose other anti-takeover measures in future proxy solicitations.

Required Vote

You may vote for or against the proposal, or you may abstain. Approval of this proposal requires the affirmative “FOR” vote of a majority of the voting power of the outstanding shares of common stock. Abstentions will be counted as represented and entitled to vote and will therefore have the effect of a negative vote.

Recommendation

The Board recommends that you vote “FOR” the amendment to the Company’s Certificate of Incorporation to permit the Board to set the size of the Board within a range of 3 to 12 directors.

If the proposed amendment is approved by the Company’s stockholders, we intend to promptly cause the filing of a certificate of amendment of the Company’s Certificate of Incorporation with the Secretary of State of the State of Delaware. Such amendment will be effective upon filing.

Proposal No. 5 - Amendment to the Company’s Certificate of Incorporation to Eliminate Stockholder Action by Written Consent

The Board has unanimously approved, declared advisable and recommended that our stockholders approve, an amendment to our Certificate of Incorporation to eliminate the ability of the Company’s stockholders to take action by written consent in lieu of a meeting. The text of the proposed amendment to Article X of our Certificate of Incorporation is set forth in full in Appendix A and is hereby incorporated into this Proxy Statement by reference.

Under the DGCL, absent a contrary provision in a corporation’s certificate of incorporation, stockholders may take any action permitted at an annual or special meeting without a meeting, without prior notice and without a vote, if a consent or consents in writing or electronic communication, setting forth the actions so taken shall be given by holders of the corporation’s outstanding voting power having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote therein were present and voted. The Company’s stockholders currently have the ability to act by written or electronic consent because the Certificate of Incorporation does not prohibit the taking of such action. If our stockholders adopt the proposed amendment to the Certificate of Incorporation, the power of our stockholders to act without a meeting by written or electronic consent will be eliminated.

Elimination of the ability of our stockholders to act by written consent would mean that proposals for stockholder action, such as proposed amendments to our Bylaws or the removal of one or more of our directors, could be delayed until our next annual stockholders meeting. We believe limiting these proposals to our annual meeting or duly called special meetings will reduce the time and effort our Board and management would need to devote to stockholder proposals, which time and effort could distract our directors and management from other important company business.

In addition, the elimination of the stockholders’ ability to act by written consent may have certain anti-takeover effects by forcing a potential acquirer to take control of the Board only at a duly called special or annual meeting. However, this proposal is not in response to any effort of which the Company is aware to obtain control of the Company, and the Company and its management do not presently intend to propose other anti-takeover measures in future proxy solicitations. Further, the Board does not believe that the effects of the elimination of stockholder action by written consent will create a significant impediment to a tender offer or other effort to take control of the Company. The amendment might also increase the likelihood that a potential acquirer would negotiate the terms of any proposed transaction with the Board and thereby help protect stockholders from the use of abusive and coercive takeover tactics.

Required Vote

You may vote for or against the proposal, or you may abstain. Approval of this proposal requires the affirmative “FOR” vote of a majority of the voting power of the outstanding shares of common stock. Abstentions will be counted as represented and entitled to vote and will therefore have the effect of a negative vote.

Recommendation

The Board recommends that you vote “FOR” the amendment to the Company’s Certificate of Incorporation to eliminate stockholder action by written consent.

If the proposed amendment is approved by the stockholders of the Company, we intend to promptly cause the filing of a certificate of amendment of the Certificate of Incorporation with the Secretary of State of the State of Delaware. Such amendment will be effective upon filing.

Proposal No. 6 - Amendment to the Company’s Certificate of Incorporation to Eliminate the Right of Stockholders to Fill Board Vacancies

The Board has unanimously approved, declared advisable and recommended that our stockholders approve an amendment to our Certificate of Incorporation to eliminate the ability of the Company’s stockholders to fill vacancies on our Board and newly created directorships. The text of the proposed amendment to Article V, Section (b) of our Certificate of Incorporation is set forth in full in Appendix A and is hereby incorporated into this Proxy Statement by reference.

Under the DGCL, absent a contrary provision in a corporation’s certificate of incorporation or bylaws, vacancies and newly created directorships resulting from an increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by the stockholders, a majority of the remaining directors then in office, although less than a quorum, or by a sole remaining director. The proposed amendment to Article V, Section (b) of our Certificate of Incorporation will eliminate the right of stockholders to fill board vacancies and newly created directorships. Stockholders will still have the right to vote on the election of directors on an annual basis at our annual meeting of stockholders. All directors currently serve one-year terms expiring at our annual meeting of stockholders. The proposed amendment to Article V, Section (b) of our Certificate of Incorporation will only affect changes in board composition that occur in between annual meetings of stockholders. Persons appointed to fill vacancies and newly-created directorships by the Board in between annual meetings of stockholders will stand for reelection by the stockholders at the next annual meeting of stockholders succeeding their appointment.

The Board believes that the proposed changes will promote continuity and stability in the Company's management and policies by permitting only the Board to fill board vacancies and newly created directorships. The adoption of the proposed amendment to Article V, Section (b) of our Certificate of Incorporation will increase the time required to change the management of the Company, even if a majority of the stockholders are dissatisfied with the management and believe such a change would be beneficial.

This amendment may also tend to discourage a third party from making a tender offer because it will generally make it more difficult for stockholders to replace a majority of the directors (especially when combined with the other proposed amendments to our Certificate of Incorporation). This may be of benefit to the current Board in the event of a takeover attempt. However, the Board believes that this might also increase the likelihood that a potential acquirer would negotiate the terms of any proposed transaction with the Board, and thereby help protect stockholders from the use of abusive and coercive takeover tactics. Although this proposal may have the effect of making a takeover attempt more difficult to achieve, this proposal is not in response to any effort of which the Company is aware to obtain control of the Company, and the Company and its management do not presently intend to propose other anti-takeover measures in future proxy solicitations. On balance, the Board believes the proposed amendment to be advisable and in the best interests of the Company and its stockholders.

Required Vote

You may vote for or against the proposal, or you may abstain. Approval of this proposal requires the affirmative “FOR” vote of a majority of the voting power of the outstanding shares of common stock. Abstentions will be counted as represented and entitled to vote and will therefore have the effect of a negative vote.

The Board recommends that you vote “FOR” the amendment to the Company’s Certificate of Incorporation to eliminate the right of stockholders to fill board vacancies

If the proposed amendment is approved by the stockholders of the Company, we intend to promptly cause the filing of a certificate of amendment of the Company’s Certificate of Incorporation with the Secretary of State of the State of Delaware. Such amendment will be effective upon filing.

Proposal No. 7 - Advisory Vote to Approve Executive Compensation

As required by the SEC’s proxy rules, the Company is seeking a non-binding advisory vote with respect to the compensation of the Company’s named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables, and the narrative disclosures that accompany the compensation tables). The Company believes it is appropriate to seek and take into account the views of stockholders on the design and effectiveness of the Company’s executive compensation program.

The Company’s executive compensation program and compensation paid to our named executive officers are described on pages [16-17] of this Proxy Statement. Our compensation program is overseen by our Compensation Committee and is intended to reward performance while aligning the interests of our executives with those of our stockholders’ long-term interests.

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, the Board requests the stockholders vote to approve the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers in 2014, as disclosed in this Proxy Statement pursuant to the SEC’s executive compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables, and the narrative disclosures that accompany the compensation tables), is hereby approved.

As an advisory vote, this proposal is not binding on the Company, the Board, or the Compensation Committee, and will not be construed as overruling a decision by the Company, the Boards or the Compensation Committee, or creating or implying any additional fiduciary duty for the Company, the Board, or the Compensation Committee. However, the Compensation Committee and the Board value the opinions of the stockholders in their votes on this proposal and will consider the outcome of the vote when making future compensation decisions regarding named executive officers.

Required Vote

You may vote for or against this proposal, or you may abstain. Approval of this proposal requires the affirmative “FOR” vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will be counted as represented and entitled to vote and will therefore have the effect of a negative vote.

Recommendation

The Board recommends that you vote “FOR” the approval of the foregoing resolution.

Proposal No. 8 - Advisory Vote on the Frequency of Advisory Votes to Approve Executive Compensation

As described in Proposal No. 7 above, the Company’s stockholders are being provided the opportunity to cast an advisory vote on the Company’s executive compensation program. The advisory vote on executive compensation described in Proposal No. 7 above is referred to as a “say-on-pay vote.”

This proposal affords stockholders the opportunity to cast an advisory vote on how often the Company should include a say-on-pay vote in its proxy materials for future annual stockholder meetings (or special stockholder meetings for which the Company must include executive compensation information in the proxy statement for that meeting). Under this proposal, stockholders may vote to have the say-on-pay vote every year, every two years or every three years.

The Company believes that say-on-pay votes should be conducted every year so that stockholders may annually express their views on the Company’s executive compensation program.

Required Vote

The frequency that receives the highest number of votes cast will be deemed to be the frequency selected by the stockholders. You may vote for or against this proposal, or you may abstain. Abstentions will not count in the determination of which alternative receives the highest number of votes cast.

Recommendation

The Board recommends that you vote to hold say-on-pay votes “EVERY YEAR” (as opposed to every two years or every three years).

Other Matters

The Company knows of no other matters to be submitted to the stockholders at the Annual Meeting, other than the proposals referred to in this Proxy Statement. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

Dated: [April 30], 2015

Appendix A

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
6D GLOBAL TECHNOLOGIES, INC.

6D GLOBAL TECHNOLOGIES, INC., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

1. The Certificate of Incorporation of the Corporation is hereby amended by deleting Article V thereof in its entirety and inserting the following in lieu thereof:

“ARTICLE V

(a)
Except as otherwise provided for or fixed pursuant to the provisions of Article IV of this Certificate of Incorporation relating to the rights of the holders of any series of Preferred Stock to elect additional directors, the total number of directors constituting the entire Board shall be not less than three (3) nor more than twelve (12), with the then-authorized number of directors being fixed from time to time by the Board.

(b)
Vacancies in the Board of Directors and newly created directorships resulting from any increase in the authorized number of Directors may only be filled by a majority of the remaining directors in office or by a sole remaining director.

(c)
In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Corporation is expressly authorized to make, alter and repeal the by-laws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any bylaw whether adopted by them or otherwise.

2. The Certificate of Incorporation of the Corporation is hereby amended by deleting Article X thereof in its entirety and inserting the following in lieu thereof:

“ARTICLE X

Except as otherwise provided for or fixed pursuant to the provisions of Article IV of this Certificate of Incorporation relating to the rights of holders of any class or series of Preferred Stock. No action required to be taken or which may be taken at any annual or special meeting of stockholders of

3. The foregoing amendment was duly adopted in accordance with the provisions of Sections 242 of the General Corporation Law of the State of Delaware.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, 6D GLOBAL TECHNOLOGIES, INC. has caused this Certificate to be executed by its duly authorized officer on this __ day of ______, 2015.

6D GLOBAL TECHNOLOGIES, INC.

By: _______________________________
Name:
Title: